American Beacon AHL Multi-Alternatives Fund

Supplement dated August 13, 2025 to the

Summary Prospectus dated May 1, 2025

Effective immediately, Giuliana Bordigoni of AHL Partners LLP (“AHL”) is added as a Portfolio Manager for the American Beacon AHL Multi-Alternatives Fund (the “Fund”). In addition, effective immediately, Otto van Hemert will retire from his position as a Portfolio Manager for the Fund. Accordingly, effective immediately, the following changes are made to the Fund’s Summary Prospectus:

1.	On page 10 of the Summary Prospectus, under the heading “Management - Portfolio Managers,” the information regarding AHL Partners LLP is deleted and replaced with the following:

AHL Partners LLP	Russell Korgaonkar Head of Systematic/ Chief Investment Officer, Man AHL Since Fund Inception (2023)	Giuliana Bordigoni Director of Alpha Research, Man AHL Since 2025

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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